UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

RADIUS HEALTH, INC.
(Name of Registrant as Specified In Its Charter)

VELAN CAPITAL PARTNERS LP

VELAN CAPITAL HOLDINGS LLC

VELAN CAPITAL INVESTMENT MANAGEMENT LP

VELAN CAPITAL MANAGEMENT LLC

Adam Morgan

BALAJI VENKATARAMAN

REPERTOIRE MASTER FUND LP

REPERTOIRE HOLDINGS LLC

REPERTOIRE PARTNERS LP

REPERTOIRE PARTNERS GP LLC

DEEPAK SARPANGAL

ERIC J. ENDE

CYNTHIA L. FLOWERS

ANN MACDOUGALL

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Velan Capital Investment Management LP and Repertoire Partners LP, together with the other participants named herein (collectively, the “Velan-Repertoire Group”), has filed a definitive proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission to be used to solicit votes for the election of its slate of highly-qualified director nominees at the 2022 annual meeting of stockholders of Radius Health, Inc., a Delaware corporation.

On June 17, 2022, the Velan-Repertoire Group issued an investor presentation, a copy of which is attached hereto as Exhibit 1 and is incorporated herein by reference.